Vessels, Net	12 Months Ended
Dec. 31, 2025
Vessels, Net
Vessels, Net

4. Vessels, Net

The amounts in the accompanying consolidated balance sheets are as follows:

	Cost	Accumulated Depreciation	Net Book Value
Balance, January 1, 2024	15,218,709	(9,248,542)	5,970,167
- Depreciation for the year	-	(43,070)	(43,070)
- Vessel improvements	311,671	-	311,671
Balance, December 31, 2024	15,530,380	(9,291,612)	6,238,768
- Depreciation for the year	-	(302,962)	(302,962)
- Vessel acquisition	31,833,687	-	31,833,687
- Vessel sale	(5,721,396)	3,076,118	(2,645,278)
- Vessel improvements	44,034	-	44,034
Balance, December 31, 2025	41,686,705	(6,518,456)	35,168,249

As of December 31, 2024 and 2025, there was no indication of impairment for the vessels as estimated fair value of each vessel exceeded its net book value.

Vessel improvements during the year ended December 31, 2024 mainly relate to the installation of Water Ballast Treatment system on one of the Company’s vessels while for the year ended December 31, 2025 they mainly relate to installation of new loading software to one of our vessels. All these installations qualified as vessel improvements and were therefore capitalized.

On nearing the end of the initially estimated economic useful life of “Aegean Express”, “Diamantis P.” and “Joanna” in 2022, 2023 and 2024 respectively, each vessel’s useful life was further assessed from 25 years based on the Company’s intentions of future use of such vessel and was increased by 3 additional years up to each vessel’s next drydocking. At the end of 2025 “Aegean Express” passed its special survey with drydock and its useful economic life was further extended until its next inspection (typically up to 3 years). These changes in accounting estimates did not have any impact in the Company’s net income, given that all vessels were fully depreciated at the time of change of these accounting estimates.

As of December 31, 2025, one of the Company’s vessels with a carrying value of $31.6 million was subject to first-priority mortgage as collateral under the Company’s loan agreement (Note 9). Two of the Company’s vessels, M/V “Joanna” and M/V “Aegean Express” are unencumbered.

Vessels acquired / delivered

Sale of vessel

On January 10, 2025, the Company entered into a memorandum of agreement to sell M/V “Diamantis”, a 30,360 DWT / 2,008 TEU 1998-built feeder container carrier, for further trading, at a gross price of $13.2 million, following the Company’s decision to opportunistically sell the vessel, benefitting from elevated vessel market values. The vessel was delivered to her new owners on January 15, 2025. The gain on the sale of the vessel is $10.2 million and is presented in the “Net gain on sale of vessel” line in the consolidated statement of operations for the year ended December 31, 2025.

Vessel acquisitions

On November 3, 2025, the Company entered into a memorandum of agreement to purchase the M/V “Hellas Avatar,” a medium-range (MR) product tanker vessel with capacity of 49,997 dwt, built in 2015 in South Korea, for a gross purchase price of $31.83 million from a related party of Marla, not under common control. An independent committee of disinterested directors was formed to evaluate and approve the transaction. The vessel was delivered on November 18, 2025.